Exhibit 99.1

Goldman Sachs BDC, Inc. Schedules Earnings Release and Conference Call To Discuss Its First Quarter Ended March 31, 2015 Financial Results

Company Release – April 20, 2015

NEW YORK (BUSINESS WIRE)— Goldman Sachs BDC, Inc. (“GS BDC”) (NYSE:GSBD) announced today that it will report its first quarter ended March 31, 2015 financial results prior to the opening of the financial markets on Thursday, May 14, 2015. GS BDC will also host an earnings conference call on Thursday, May 14, 2015 at 10:00 am Eastern Daylight Time to discuss its quarterly financial results.

All interested parties are invited to participate via telephone or the audio webcast, which will be hosted on the Investor Resources section of GS BDC’s website at www.goldmansachsbdc.com. Please visit the website to test your connection before the webcast.

Conference Call Information:

Domestic: (866) 884-8289

International: +1 (631) 485-4531

Conference ID: 30185583

All participants should reference “Goldman Sachs BDC, Inc.” when prompted. All participants are asked to dial in approximately 10-15 minutes prior to the call.

Replay Information:

An archived replay of the call will be available from approximately 1:00 pm Eastern Daylight Time on May 14 through June 14. To hear the replay, please find dial-in numbers listed below. An archived replay will also be available on our webcast link located on the Investor Resources section of our website.

Domestic: (855) 859-2056

International: +1 (404) 537-3406

Conference ID: 30185583

Please direct any questions regarding obtaining access to the conference call to Goldman Sachs BDC, Inc. Investor Relations, via e-mail, at gsbdc-investor-relations@gs.com.

ABOUT GOLDMAN SACHS BDC, INC.

GS BDC is an externally managed specialty finance company that is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. GS BDC was formed by The Goldman Sachs Group, Inc. (“Goldman Sachs”) to invest primarily in middle-market companies in the United States. GS BDC is externally managed by Goldman Sachs Asset Management, L.P., an SEC-registered investment adviser and a wholly-owned subsidiary of Goldman Sachs. Since it was formed in 2012 through December 31, 2014, GS BDC has originated more than $1.27 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. GS BDC seeks to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last-out unitranche and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, investments in equities. For more information, visit www.goldmansachsbdc.com.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Goldman Sachs BDC, Inc.

Media Contact: Andrea Raphael, 212-902-5400

Investor Contact: Katherine Schneider, 203-983-2529

Source: Goldman Sachs BDC, Inc.